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                           ELITRA PHARMACEUTICALS INC.

              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT





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                                TABLE OF CONTENTS
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
SECTION 1.        GENERAL.........................................................................................2

      1.1         Definitions.....................................................................................2

SECTION 2.        REGISTRATION; RESTRICTIONS ON TRANSFER..........................................................3

      2.1         Restrictions on Transfer........................................................................3

      2.2         Demand Registration.............................................................................4

      2.3         Piggyback Registrations.........................................................................6

      2.4         Form S-3 Registration...........................................................................7

      2.5         Expenses of Registration........................................................................8

      2.6         Obligations of the Company......................................................................8

      2.7         Termination of Registration Rights..............................................................9

      2.8         Delay of Registration; Furnishing Information..................................................10

      2.9         Indemnification................................................................................10

      2.10        Assignment of Registration Rights..............................................................12

      2.11        Amendment of Registration Rights...............................................................12

      2.12        Limitation on Subsequent Registration Rights...................................................12

      2.13        "Market Stand-Off" Agreement; Agreement to Furnish Information.................................13

      2.14        Rule 144 Reporting.............................................................................13

SECTION 3.        COVENANTS OF THE COMPANY.......................................................................14

      3.1         Basic Financial Information and Reporting......................................................14

      3.2         Inspection Rights..............................................................................14

      3.3         Observer Rights................................................................................15

      3.4         Confidentiality of Records.....................................................................15

      3.5         Reservation of Common Stock....................................................................15

      3.6         Stock Vesting..................................................................................15

      3.7         Proprietary Information and Inventions Agreement...............................................15

      3.8         Approval.......................................................................................15

      3.9         Directors' Liability and Indemnification.......................................................16

      3.10        Termination of Covenants.......................................................................16

SECTION 4.        RIGHTS OF FIRST REFUSAL........................................................................16

      4.1         Subsequent Offerings...........................................................................16
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                                TABLE OF CONTENTS
                                  (CONTINUED)

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
      4.2         Exercise of Rights.............................................................................16

      4.3         Issuance of Equity Securities to Other Persons.................................................16

      4.4         Termination and Waiver of Rights of First Refusal..............................................17

      4.5         Transfer of Rights of First Refusal............................................................17

      4.6         Excluded Securities............................................................................17

SECTION 5.        MISCELLANEOUS..................................................................................18

      5.1         Governing Law..................................................................................18

      5.2         Survival.......................................................................................18

      5.3         Successors and Assigns.........................................................................18

      5.4         Entire Agreement...............................................................................18

      5.5         Severability...................................................................................18

      5.6         Amendment and Waiver...........................................................................19

      5.7         Delays or Omissions............................................................................19

      5.8         Notices........................................................................................19

      5.9         Attorneys' Fees................................................................................19

      5.10        Titles and Subtitles...........................................................................19

      5.11        Additional Investors...........................................................................19

      5.12        Counterparts...................................................................................20
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                                      ii

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                           ELITRA PHARMACEUTICALS INC.

              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


     THIS THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of the 18th day of August, 2000, by and among ELITRA PHARMACEUTICALS INC., a Delaware corporation (the "Company"), certain holders (the "Common Stockholders") of the Company's Common Stock (the "Common Shares") set forth on Exhibit A hereto, the holders of the Company's Series A Preferred Stock (the "Series A Stock") set forth on Exhibit A hereto, the holders of the Company's Series B Preferred Stock ("Series B Stock") set forth on Exhibit A hereto, the holder of the Company's Series D Preferred Stock ("Series D Stock") set forth on Exhibit A hereto, and the purchasers of the Company's Series E Preferred Stock ("Series E Stock") set forth on Exhibit A hereto and warrants to purchase shares of Series E Stock pursuant to that certain Series E Preferred Stock and Warrant Purchase Agreement of even date herewith (the "Purchase Agreement"), the holder of a warrant to purchase shares of Series E Stock of even date herewith set forth on Exhibit A hereto and, solely for purposes of
Section 2, the holder of a warrant to purchase Common Shares pursuant to a certain Stock Subscription Warrant dated July 27, 2000 set forth on Exhibit A hereto. The holders of the Series A Stock, the Series B Stock, the Series D Stock, and the purchasers of the Series E Stock, the holder of the warrant to purchase Series E Stock and, solely for purposes of Section 2, the holder of the warrant to purchase Common Shares shall be collectively referred to hereinafter as the "Investors" and each individually as an "Investor."


                                    RECITALS

     WHEREAS, certain of the Investors hold shares of the Company's Series A Stock, Series B Stock and Series D Stock and possess certain registration rights, information rights and other rights pursuant to an existing Second Amended and Restated Investor Rights Agreement dated as of June 30, 2000 among the Company, the Common Stockholders and such Investors (the "Investor Rights Agreement");

     WHEREAS, the undersigned Investors who hold Series A Stock, Series B Stock and Series D Stock, and warrants to purchase shares of Series B Stock, hold a majority of the Registrable Securities (as defined in the Investor Rights Agreement), and such Investors and the Company desire to amend and restate the Investor Rights Agreement to add the holders of Series E Stock, the holders of warrants to purchase shares of Series E Stock and the holder of the warrant to purchase Common Shares, as parties hereto;

     WHEREAS, certain of the Investors are parties to the Purchase Agreement, pursuant to which the Company proposes to sell and issue up to six million seven hundred twenty-two thousand three hundred twenty-seven (6,722,327) shares of its Series E Stock and issue warrants to purchase up to one million six hundred eighty thousand five hundred sixty-eight (1,680,568) shares of Series E Stock (the "Series E Purchasers"), or hold a warrant to purchase three hundred eighty-four thousand six hundred sixteen (384,616) shares of Series E Stock issued in connection with the Series E Stock financing;

     WHEREAS, as a condition of entering into the Purchase Agreement, the Series E Purchasers have requested that the Company extend to them registration rights, information rights and other rights as set forth below.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Purchase Agreement, the parties mutually agree as follows:


SECTION 1.  GENERAL

     1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

            "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

            "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

            "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

            "INITIAL OFFERING" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act.

            "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

            "REGISTRABLE SECURITIES" means (a) Common Stock of the Company issued or issuable upon conversion of the Shares; (b) solely for purposes of
Section 2, Common Stock of the Company issued or issuable pursuant to the exercise of the warrant to purchase Common Stock as held by the Investor listed on Exhibit A hereto; and (c) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such above-described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

            "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

            "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3 and 2.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed twenty-five thousand dollars ($25,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

            "SEC" or "COMMISSION" means the Securities and Exchange Commission.

            "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

            "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale.

            "SHARES" shall mean (i) the Company's Series A Stock issued pursuant to the Series A Preferred Stock Purchase Agreement dated as of June 18, 1998,
(ii) the Company's Series B Stock issued pursuant to the Series B Preferred Stock Purchase Agreement dated as of June 9, 1999, (iii) the Company's Series B Stock issued pursuant to the exercise of certain warrants to purchase Series B Stock, (iv) the Company's Series D Stock issued pursuant to the Purchase Agreement dated as of June 30, 2000, and (v) the Company's Series E Stock issued pursuant to the Purchase Agreement and the Company's Series E Stock issued pursuant to the exercise of certain warrants to purchase Series E Stock held by the Investors listed on Exhibit A hereto, and each of their permitted assigns.

            "STOCKHOLDERS" shall mean (i) the Investors and (ii) certain holders of Common Shares listed on Exhibit A hereto.

SECTION 2.        REGISTRATION; RESTRICTIONS ON TRANSFER

     2.1    RESTRICTIONS ON TRANSFER.

            (a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                (ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                (iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a corporation to its shareholders in accordance with their interest in the corporation, (C) a limited liability company to its members or former members in accordance with their interest in the limited liability company, (D) to the Holder's family member or trust for the benefit of an individual Holder, or (E) a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder; PROVIDED that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

            (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                           THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

            (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

            (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

     2.2    DEMAND REGISTRATION.

            (a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of a majority of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of at least a majority of the Registrable Securities then outstanding (or a lesser amount if the anticipated aggregate offering price, net of underwriting discounts and commissions, would be at least $5,000,000) (a "Qualified Public Offering"), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the limitations of this Section 2.2, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

            (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section
2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities), then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated to the Holders of such Registrable Securities on a PRO RATA basis based on the number of Registrable Securities held by all such Holders (including the Initiating Holders). Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

            (c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

                (i) prior to the third anniversary of the date of this Agreement;

                (ii) after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

                (iii) during the period starting with the date of filing of, and ending on the date ninety (90) days following the effective date of, the registration statement pertaining to a public offering; PROVIDED that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

                (iv) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.2(a), the Company gives notice to the Holders of the Company's intention to make its Initial Offering or a public offering within ninety (90) days;

                (v) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; PROVIDED that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

                (vi) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below.

     2.3 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

            (a) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this
Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a PRO RATA basis based on the total number of Registrable Securities held by the Holders (provided, however, for all underwritten offerings other than the Company's initial public offering, the Holders' pro rata share may not be reduced to less than twenty-five percent (25%) of the aggregate number of shares included in the offering); and third, to any stockholder of the Company (other than a Holder) on a PRO RATA basis. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting. In no event will shares of any other selling stockholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "Holder," and any PRO RATA reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

            (b) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

     2.4 FORM S-3 REGISTRATION. In case the Company shall receive from the Holders of at least twenty percent (20%) of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

            (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

            (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                (i) if Form S-3 (or any successor or similar form) is not available for such offering by the Holders; or

                (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than five hundred thousand dollars ($500,000); or

                (iii) if within thirty (30) days of receipt of a written request from Initiating Holders pursuant to Section 2.4, the Company gives notice to the Holders of the Company's intention to make a public offering within ninety (90) days; or

                (iv) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; PROVIDED, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

                (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

            (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this
Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.2 or 2.3, respectively. All Registration Expenses incurred in connection with registrations requested under this Section
2.4 after the first two (2) registrations shall be paid by the selling Holders PRO RATA in proportion to the number of shares sold by each.

     2.5 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under
Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered PRO RATA on the basis of the number of shares so registered. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section
2.2 or Section 2.4, as applicable, in which event such right shall be forfeited by all Holders. If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.2 or Section
2.4 to a demand registration.

     2.6 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

            (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto.

            (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the period set forth in paragraph (a) above.

            (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

            (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

            (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

            (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

            (g) Use its best efforts to furnish, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering addressed to the underwriters.

     2.7 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 2 shall terminate and be of no further force and effect three
(3) years after the date of the Company's Initial Offering. In addition, a Holder's registration rights shall expire if (a) the Company has completed its Initial Offering and is subject to the provisions of the Exchange Act, (b) such Holder (together with its affiliates, partners and former partners) holds less than 1% of the Company's outstanding Common Stock (treating all share of convertible Preferred Stock on an as converted basis) and (c) all Registrable Securities held by and issuable to such Holder (and its affiliates, partners, former partners, members and former members) may be sold under Rule 144 during any ninety (90) day period.

2.8      DELAY OF REGISTRATION; FURNISHING INFORMATION.

            (a) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

            (b) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

            (c) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.2(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.2 or Section 2.4, whichever is applicable.

     2.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

            (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto; (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED HOWEVER, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

            (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; PROVIDED FURTHER, that in no event shall any indemnity under this Section 2.9 exceed the net proceeds from the offering received by such Holder.

            (c) Promptly after receipt by an indemnified party under this
Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.9.

            (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

            (e) The obligations of the Company and Holders under this Section
2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     2.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder, (b) is a Holder's family member or trust for the benefit of an individual Holder, or (c) acquires at least one hundred thousand (100,000) shares of Registrable Securities (as adjusted for stock splits and combinations); PROVIDED, HOWEVER, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

     2.11 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company. By acceptance of any benefits under this Section 2, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

     2.12 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to or PARI PASSU those granted to the Holders hereunder.

     2.13   "MARKET STAND-OFF" AGREEMENT; AGREEMENT TO FURNISH INFORMATION.
Each Holder hereby agrees that such Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; PROVIDED that (i) such agreement shall apply only to the Company's Initial Offering, and (ii) all officers and directors of the Company and holders of at least one percent (1%) of the Company's voting securities enter into similar agreements; PROVIDED FURTHER, that to the extent that at least one hundred thousand (100,000) shares of any Holder's Registrable Securities are released by the representative of the underwriters in the Initial Offering from the obligations set forth in this Section 2.13, all Holders shall be entitled to release of the same pro-rata percentage of such Holder's shares from the obligations set forth in this Section 2.13.

         Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

     2.14 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

            (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

            (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

            (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

SECTION 3.  COVENANTS OF THE COMPANY

     3.1    BASIC FINANCIAL INFORMATION AND REPORTING.

            (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

            (b) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, the Company will furnish each Investor a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

            (c) The Company will furnish each Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a balance sheet of the Company as of the end of each such quarterly period, and a statement of income and a statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

            (d) The Company will furnish each Investor (i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year (and as soon as available, any subsequent revisions thereto); and (ii) as soon as practicable after the end of each month, and in any event within twenty (20) days thereafter, a balance sheet of the Company as of the end of each such month, and a statement of income and a statement of cash flows of the Company for such month and for the current fiscal year to date, including a comparison to plan figures for such period, prepared in accordance with generally accepted accounting principles consistently applied, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

     3.2 INSPECTION RIGHTS. Each Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; PROVIDED, HOWEVER, that the Company shall not be obligated under this
Section 3.2 with respect to a competitor of the Company or with respect to information which the

Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

     3.3 OBSERVER RIGHTS. So long as an Investor (with its affiliates) shall own not less than one million (1,000,000) shares of Registrable Securities (as adjusted for stock splits and combinations) (a "Major Investor"), such Major Investor shall have the right to designate a representative to attend meetings of the Company's Board of Directors; PROVIDED, HOWEVER, that no Holder of Series D Stock shall be entitled to any Board observer right set forth in this Section
3.3. The Board of Directors shall have the right to exclude all, but not a subset, of such observers from portions of such meetings when a compelling reason exists to do so, as determined in good faith by the Board of Directors. In addition, David E. Coats, of Forge Medical Partners, may attend all meetings of the Board of Directors, but shall not possess any voting rights with respect to such meetings.

     3.4 CONFIDENTIALITY OF RECORDS. Each Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.4.

     3.5 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

     3.6 STOCK VESTING. Unless otherwise approved by the Board of Directors, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting over a four-year period from the date of grant as follows:
(a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the date of grant, and (b) the remaining seventy-five percent (75%) of such stock shall vest thereafter on a monthly basis. With respect to any shares of stock purchased by any such person, the Company's repurchase option shall provide that upon such person's termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person.

     3.7 PROPRIETARY INFORMATION AND INVENTIONS AGREEMENT. The Company shall require all employees and consultants to execute and deliver a Proprietary Information and Inventions Agreement in the form attached to the Purchase Agreement.

     3.8 APPROVAL. The Company shall not without the approval of a majority of the Board of Directors, with all non-interested Directors voting, authorize or enter into any transactions with any director or management employee, or such director's or employee's immediate family.

     3.9 DIRECTORS' LIABILITY AND INDEMNIFICATION. The Company's Certificate of Incorporation and Bylaws shall provide (a) for elimination of the liability of director to the maximum extent permitted by law and (b) for indemnification of directors for acts on behalf of the Company to the maximum extent permitted by law.

     3.10   TERMINATION OF COVENANTS. All covenants of the Company contained in
Section 3 of this Agreement shall expire and terminate as to each Investor upon the earlier of (a) the effective date of the registration statement pertaining to the Initial Offering or (b) upon (i) the acquisition of all or substantially all of the assets of the Company or (ii) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction (a "Change in Control").

SECTION 4.  RIGHTS OF FIRST REFUSAL

     4.1 SUBSEQUENT OFFERINGS. Each Stockholder shall have a right of first refusal to purchase his, her or its PRO RATA share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Stockholder's PRO RATA share is equal to the ratio of (a) the number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) of which such Stockholder is deemed to be a holder immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term "Equity Securities" shall mean (i) any Common Stock, Preferred Stock or other security of the Company, (ii) any security convertible, with or without consideration, into any Common Stock, Preferred Stock or other security (including any option to purchase such a convertible security), (iii) any security carrying any warrant or right to subscribe to or purchase any Common Stock, Preferred Stock or other security or (iv) any such warrant or right.

     4.2 EXERCISE OF RIGHTS. If the Company proposes to issue any Equity Securities, it shall give each Stockholder written notice of its intention, describing the Equity Securities, the price and the terms and conditions upon which the Company proposes to issue the same. Each Stockholder shall have fifteen (15) days from the giving of such notice to agree to purchase its PRO RATA share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Stockholder who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

     4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If not all of the Stockholders elect to purchase their PRO RATA share of the Equity Securities, then the Company shall promptly notify in writing the Stockholders who do so elect and shall offer such Stockholders the right to acquire such unsubscribed shares. The Stockholders shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If the Stockholders fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Stockholders' rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Stockholders pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities, without first offering such securities to the Stockholders in the manner provided above.

     4.4 TERMINATION AND WAIVER OF RIGHTS OF FIRST REFUSAL. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the earlier of (i) the effective date of the registration statement pertaining to the Company's Initial Offering or (ii) a Change in Control. The rights of first refusal established by this Section 4 may be amended, or any provision waived with the written consent of a majority in interest of (i) Investors holding the Registrable Securities, and (ii) holders of the Common Shares, voting together on an as-converted basis, or as permitted by Section 5.6.

     4.5 TRANSFER OF RIGHTS OF FIRST REFUSAL. The rights of first refusal of each Investor under this Section 4 may be transferred to the same parties, subject to the same restrictions as any transfer of registration rights pursuant to Section 2.10.

     4.6    EXCLUDED SECURITIES. The rights of first refusal established by this
Section 4 shall have no application to any of the following Equity Securities:

            (a) shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued after the Original Issue Date (as defined in the Company's Restated Certificate of Incorporation) to employees, officers or directors of, or consultants or advisors to the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;

            (b) stock issued upon the exercise or conversion of an Equity Security that is issued after the date of this Agreement; PROVIDED that the Equity Security has been issued in compliance with the rights of first refusal established by this Section 4.

            (c) any Equity Securities issued for consideration other than cash pursuant to a merger, consolidation, acquisition or similar business combination;

            (d) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

            (e) shares of Common Stock issued upon conversion of the Shares;

            (f) any Equity Securities issued pursuant to any equipment loan or leasing arrangement, or debt financing from a bank or similar financial institution;

            (g) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act; and

            (h) shares of the Company's Common Stock or Preferred Stock issued in connection with licensing or strategic transactions involving the Company and other entities, including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements; PROVIDED that such transactions and the issuance of shares therein has been approved by at least five of the seven members of the Company's Board of Directors.

SECTION 5.  MISCELLANEOUS

     5.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

     5.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

     5.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; PROVIDED, HOWEVER, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

     5.4 ENTIRE AGREEMENT. This Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein, including those set forth in the Investor Rights Agreement.

     5.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     5.6    AMENDMENT AND WAIVER.

            (a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least a majority of the Registrable Securities.

            (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least a majority of the Registrable Securities.

            (c) Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company to include additional purchasers of Shares as "Investors," "Holders" and parties hereto.

     5.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

     5.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by ten
(10) days advance written notice to the other parties hereto.

     5.9 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

     5.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     5.11 ADDITIONAL INVESTORS. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Preferred Stock pursuant to the Purchase Agreement, any purchaser of such shares of Preferred Stock may become a party to this

     Agreement by executing and delivering an additional counterpart signature page to this Agreement and shall be deemed an "INVESTOR" hereunder.

     5.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:                                                  INVESTORS:

ELITRA PHARMACEUTICALS INC.                             INCYTE GENOMICS, INC.

/s/ HARRY F. HIXSON, JR.                                /s/ ROY A. WHITFIELD
------------------------------                          --------------------------------
By:  Dr. Harry F. Hixson, Jr.                           By: ROY A. WHITFIELD
Title:  President                                       Title: CHIEF EXECUTIVE OFFICER


                                                        ENTERPRISE PARTNERS IV, L.P.

                                                        /s/ JAMES H. BERGLUND
                                                        --------------------------------
                                                        By:  James H. Berglund

                                                        ENTERPRISE PARTNERS IV ASSOCIATES, L.P.

                                                        /s/ JAMES H. BERGLUND
                                                        --------------------------------
                                                        By:  James H. Berglund

                                                        MAYFIELD ASSOCIATES FUND III, a California Limited Partnership
                                                        By:  MAYFIELD VIII MANAGEMENT, LLC., a Delaware Limited
                                                        Liability Company, its General Partner

                                                        /s/ RUSSELL HIRSCH
                                                        --------------------------------
                                                        By:  Russell Hirsch
                                                        Title:  General Partner

                                                        MAYFIELD VIII, a California Limited Partnership

                                                        By:  MAYFIELD VIII MANAGEMENT, LLC., a Delaware Limited
                                                        Liability Company, its General Partner

                                                        /s/ RUSSELL HIRSCH
                                                        --------------------------------
                                                        By:  Russell Hirsch
                                                        Title:  General Partner


                                SIGNATURE PAGE TO
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                                        WALDEN-SBIC, L.P.

                                                        /s/ ARTHUR S. BERLINER
                                                        --------------------------------

                                                        By:  ARTHUR S. BERLINER
                                                        Title:  GENERAL PARTNER

                                                        WIG-GLOBAL VENTURES PTE. LTD.

                                                        /s/ LIP-BU TAN
                                                        --------------------------------
                                                        By: LIP-BU TAN
                                                        Title: PRESIDENT

                                                        INTERNATIONAL VENTURES CAPITAL INVESTMENT CORP.

                                                        /s/ LIP-BU TAN
                                                        --------------------------------
                                                        By: LIP-BU TAN
                                                        Title: PRESIDENT

                                                        PACVEN WALDEN VENTURES IV, L.P.

                                                        /s/ LIP-BU TAN
                                                        --------------------------------
                                                        By: LIP-BU TAN
                                                        Title:  Director of Pacven Walden Management Co., Ltd.,
                                                                as General Partner of Pacven Walden Management II, L.P.
                                                                as General Partner of Pacven Walden Ventures IV, L.P.

                                                        PACVEN WALDEN VENTURES IV ASSOCIATES, L.P.

                                                        /s/ LIP-BU TAN
                                                        --------------------------------
                                                        By: LIP-BU TAN
                                                        Title:  Director of Pacven Walden Management Co., Ltd.,
                                                                as General Partner of Pacven Walden Management II, L.P.
                                                                as General Partner of Pacven Walden Ventures IV, L.P.

                                                        INTERWEST INVESTORS VI, L.P.
                                                        By: InterWest Management Partners VI, LLC
                                                        Its: General Partner

                                                        By: /s/ ARNOLD ORONSKY
                                                        --------------------------------
                                                        Arnold Oronsky, Managing Director

                                SIGNATURE PAGE TO
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                                        INTERWEST PARTNERS VI, L.P.
                                                        By: InterWest Management Partners VI, LLC
                                                        Its: General Partner

                                                        By: /s/ ARNOLD ORONSKY
                                                            --------------------------------
                                                        Arnold Oronsky, Managing Director

                                                        KOFFLER FAMILY, LIMITED PARTNERSHIP


                                                        /s/ RICHARD J. BORNSTEIN
                                                        ------------------------------------
                                                        By:  RICHARD J. BORNSTEIN
                                                        Title:  MANAGER OF G.P.

                                                        GC&H INVESTMENTS



                                                        ------------------------------------
                                                        By:
                                                        Title:



                                                        /s/ RICHARD J. BORNSTEIN
                                                        ------------------------------------
                                                        RICHARD J. BORNSTEIN


                                                        /s/ TERRI CHERNICK
                                                        ------------------------------------
                                                        TERRI CHERNICK


                                                        /s/ HARRY HIXON
                                                        ------------------------------------
                                                        DR. HARRY HIXSON


                                                        ------------------------------------
                                                        JUDITH W. ZYSKIND, PH.D.


                                                        ------------------------------------
                                                        R. ALLYN FORSYTH, PH.D.


                                                        ------------------------------------
                                                        J. GORDON FOULKES

                                SIGNATURE PAGE TO
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                                        TBCC FUNDING TRUST II


                                                        /s/ illegible
                                                        ------------------------------------
                                                        By:
                                                            --------------------------------
                                                        Title: EXECUTIVE VICE PRESIDENT
                                                              ------------------------------

                                                        VLG INVESTMENTS 1998


                                                        ------------------------------------
                                                        By:
                                                            --------------------------------
                                                        Title:
                                                              ------------------------------

                                                        GENECHEM TECHNOLOGIES VENTURE FUND L.P.


                                                        /s/ LOUIS LACASSE
                                                        ------------------------------------
                                                        By: LOUIS LACASSE
                                                            --------------------------------
                                                        Title: PRESIDENT
                                                               -----------------------------

                                                        TECHAMP INTERNATIONAL, L.P.


                                                        /s/ ILLEGIBLE SIGNATURE
                                                        ------------------------------------
                                                        By:
                                                           ---------------------------------
                                                        Title:  VICE PRESIDENT
                                                                ----------------------------

                                                        BEAR PAW CAPITAL LLC


                                                        /s/ ANTHONY J. DELUCA
                                                        ------------------------------------
                                                        By:  ANTHONY J. DELUCA
                                                             -------------------------------
                                                        Title: MANAGER
                                                               -----------------------------

                                                        SEARS LIVING TRUST DTD 3/11/91


                                                        /s/ LOWELL E. SEARS
                                                        ------------------------------------
                                                        By:  LOWELL E. SEARS
                                                            --------------------------------
                                                        Title: TRUSTEE
                                                               -----------------------------

                                                        COMDISCO INC.


                                                        /s/ JILL C. HANSES
                                                        ------------------------------------
                                                        By:  JILL C. HANSES
                                                            --------------------------------
                                                        Title: SENIOR VICE PRESIDENT
                                                              ------------------------------

                                SIGNATURE PAGE TO
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                                        U.S. BANCORP PIPER JAFFRAY ECM FUND I, LLC


                                                        /s/ JOHN R. JACOBS
                                                        ------------------------------------
                                                        By:  JOHN R. JACOBS
                                                            --------------------------------
                                                        Title:  MANAGING DIRECTOR
                                                               -----------------------------


                                                        /s/ STELIOS PAPADOPOULOUS
                                                        ------------------------------------
                                                        STELIOS PAPADOPOLOUS

                                                        PACIFIC VENTURE GROUP II, L.P.
                                                        By:  PVG EQUITY PARTNERS II, L.L.C.
                                                        Its: General Partner


                                                        /s/ RALPH SABIN
                                                        ------------------------------------
                                                        By:    RALPH SABIN
                                                            --------------------------------
                                                        Title: MANAGING DIRECTOR
                                                               -----------------------------

                                                        PVG ASSOCIATES II, L.P.
                                                        By:  PVG EQUITY PARTNERS II, L.L.C.
                                                        Its: General Partner


                                                        /s/ RALPH SABIN
                                                        ------------------------------------
                                                        By:    RALPH SABIN
                                                               -----------------------------
                                                        Title:  MANAGING DIRECTOR


                                                        ALEXANDRIA REAL ESTATE EQUITIES , L.P.
                                                        By:  ARE-QRS Corp., a Maryland corporation,
                                                             general partner


                                                        /s/ LAURIE A. ALLEN
                                                        ------------------------------------
                                                        By:  LAURIE A. ALLEN
                                                            --------------------------------
                                                        Title:  Senior Vice President, Business
                                                                Development and Legal Affairs


                                                        THE POLINSKY FAMILY TRUST


                                                        /s/ ALEX POLINSKY
                                                        ------------------------------------
                                                        By: ALEX POLINSKY
                                                            --------------------------------
                                                        Title: TRUSTEE
                                                               -----------------------------

                                SIGNATURE PAGE TO
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


                                                        DAN VAPNEK LIVING TRUST


                                                        /s/ DANIEL VAPNEK
                                                        ------------------------------------------------
                                                        By: DANIEL VAPNEK, TRUSTEE
                                                        ------------------------------------------------

                                                        GOLDBERG FAMILY TRUST UTD 5/8/80


                                                        /s/ FRANK M. GOLDBERG
                                                        ------------------------------------------------
                                                        By:  FRANK M. GOLDBERG
                                                        Title: TRUSTEE

                                                        SCHNEIDER TRUST, UTD 1/30/99


                                                        /s/ ELAINE B. SCHNEIDER
                                                        ------------------------------------------------
                                                        /s/ JERRY A. SCHNEIDER
                                                        ------------------------------------------------

                                                        By:  ELAINE B. SCHNEIDER AND JERRY A. SCHNEIDER
                                                        -------------------------------------------------
                                                        Title: TRUSTEES
                                                        -------------------------------------------------


                                                        /s/ MAARTEN CHRISPEELS
                                                        ------------------------------------------------
                                                        MAARTEN CHRISPEELS

                                                        THE BROWN FAMILY TRUST


                                                        /s/ MARVIN R. BROWN
                                                        ------------------------------------------------
                                                        By:  MARVIN R. BROWN
                                                            --------------------------------------------
                                                        Title: TRUSTEE
                                                               -----------------------------------------


                                                        DENNIS A. MCCONNELL LIVING TRUST


                                                        /s/ DENNIS A. MCCONNELL
                                                        ------------------------------------------------
                                                        By:  DENNIS A. MCCONNELL
                                                             -------------------------------------------
                                                        Title: TRUSTEE
                                                              ------------------------------------------



                                                         /s/ WILLIAM HUSIC
                                                        ------------------------------------------------
                                                         WILLIAM HUSIC

                                SIGNATURE PAGE TO
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT



                                                        YALTA INVESTMENTS, L.P.


                                                        /s/ LEV LEYTES
                                                        ------------------------------------------------
                                                        By: LEV LEYTES
                                                            --------------------------------------------
                                                        Title:  GENERAL PARTNER
                                                               -----------------------------------------


                                                        PATHO TRUST


                                                        /s/ JAMES BECK
                                                        ------------------------------------------------
                                                        By: JAMES BECK
                                                           ---------------------------------------------
                                                        Title:  ADMINISTRATIVE TRUSTEE
                                                        ------------------------------------------------

                                                        HUTTON LIVING TRUST


                                                        /s/ WENDE S. HUTTON
                                                        ------------------------------------------------
                                                        By:  WENDE S. HUTTON
                                                           ---------------------------------------------
                                                        Title: TRUSTEE
                                                               -----------------------------------------

                                                        COOPER HILL PARTNERS, LLC


                                                        /s/ ILLEGIBLE SIGNATURE
                                                        ------------------------------------------------
                                                        By:
                                                            --------------------------------------------
                                                        Title: CEO
                                                                -----------------------------------------

                                                        SENVEST INTERNATIONAL LLC


                                                        /s/ RICHARD MASHAAL
                                                        ------------------------------------------------
                                                        By:  RICHARD MASHAAL
                                                            --------------------------------------------
                                                        Title:  GENERAL PARTNER
                                                               -----------------------------------------

                                                        SENVEST MASTER FUND L.P.


                                                        /s/ RICHARD MASHAAL
                                                        ------------------------------------------------
                                                        By:  RICHARD MASHAAL
                                                            --------------------------------------------
                                                        Title:  GENERAL PARTNER
                                                            --------------------------------------------

                                                        ROBERT MASHAAL
                                                        ------------------------------------------------
                                                        ROBERT MASHAAL

                                SIGNATURE PAGE TO
              THIRD AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                    EXHIBIT A
                              SCHEDULE OF INVESTORS


INVESTOR                                                                        SHARES
--------------------------------------------------------------------------------------

HOLDERS OF SERIES A PREFERRED STOCK:
--------------------------------------------------------------------------

ENTERPRISE PARTNERS IV ASSOCIATES, L.P.                                          180,000
7979 Ivanhoe Street, Suite 550
La Jolla, California 92037

ENTERPRISE PARTNERS IV, L.P.                                                   2,070,001
7979 Ivanhoe Street, Suite 550
La Jolla, California  92037

MAYFIELD ASSOCIATES FUND III                                                     112,500
2800 Sand Hill Road, Suite 250
Menlo Park, California  94025

MAYFIELD VIII                                                                  2,137,501
2800 Sand Hill Road, Suite 250
Menlo Park, California  94025

VLG INVESTMENTS 1998                                                              15,151
Attention: Mark Silverman
2800 Sand Hill Road
Menlo Park, California  94025

GC&H INVESTMENTS                                                                  30,303
ATTENTION: JOHN L. CARDOZA
One Maritime Plaza
San Francisco, Ca 94111

HOLDERS OF SERIES B PREFERRED STOCK:
--------------------------------------------------------------------------

ENTERPRISE PARTNERS IV ASSOCIATES, L.P.                                          320,000
7979 Ivanhoe Street, Suite 550
La Jolla, California 92037

ENTERPRISE PARTNERS IV, L.P.                                                   3,680,000
7979 Ivanhoe Street, Suite 550
La Jolla, California  92037

                                     A-1.


INVESTOR                                                                        SHARES
--------------------------------------------------------------------------------------

DR. HARRY HIXSON                                                                 666,666
8518 Ruette Monte Carlo
La Jolla, California  92037

MAYFIELD ASSOCIATES FUND III                                                     200,000
2800 Sand Hill Road, Suite 250
Menlo Park, California 94025

MAYFIELD VIII                                                                  3,800,000
2800 Sand Hill Road, Suite 250
Menlo Park, California  94025

WALDEN-SBIC, L.P.                                                              1,333,333
750 Battery Street, 7th Floor
San Francisco, California 94111

WIG-GLOBAL VENTURES PTE. LTD.                                                    400,000
750 Battery Street, 7th Floor
San Francisco, California 94111

INTERNATIONAL VENTURES CAPITAL INVESTMENT CORP.                                  266,667
750 Battery Street, 7th Floor
San Francisco, California 94111

PACVEN WALDEN VENTURES IV, L.P.                                                3,599,567
750 Battery Street, 7th Floor
San Francisco, California 94111

PACVEN WALDEN VENTURES IV ASSOCIATES FUND, L.P.                                   67,100
750 Battery Street, 7th Floor
San Francisco, California 94111

INTERWEST PARTNERS VI, L.P.                                                    4,848,000
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, California 94025

INTERWEST INVESTORS VI, L.P.                                                     152,000
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, California 94025

KOFFLER FAMILY, LIMITED PARTNERSHIP                                              333,333
One Providence Washington Plaza
Providence, RI  02903

                                     A-2.


INVESTOR                                                                        SHARES
--------------------------------------------------------------------------------------

RICHARD J. BORNSTEIN                                                              66,666
2 Sloans Curve Drive
Palm Beach, FL  33480

TERRI CHERNICK                                                                   266,666
1131 Las Alturas Road
Santa Barbara, CA  93103

GENECHEM TECHNOLOGIES VENTURE FUND L.P.                                        1,333,336
1001, de Maisonneuve, West
Suite 920
Montreal, Quebec H3A 3C8
Canada

HOLDER OF SERIES D PREFERRED STOCK:
--------------------------------------------------------------------------

INCYTE GENOMICS, INC.                                                          1,538,462
3160 Porter Drive
Palo Alto, CA  94304

HOLDER OF WARRANT FOR COMMON SHARES
--------------------------------------------------------------------------
TBCC FUNDING TRUST II                                                             26,050
Transamerica Technology Finance Division
76 Batterson Park Road
Farmington, Connecticut 06032

HOLDERS OF SERIES E PREFERRED STOCK AND WARRANTS TO PURCHASE SERIES E            SHARES           WARRANTS
PREFERRED STOCK
-----------------------------------------------------------------------------------------------------------
ENTERPRISE PARTNERS IV ASSOCIATES, L.P.                                           24,615              6,153
7979 Ivanhoe Street, Suite 550
La Jolla, California 92037

ENTERPRISE PARTNERS IV, L.P.                                                     283,077             70,769
7979 Ivanhoe Street, Suite 550
La Jolla, California  92037

DR. HARRY HIXSON                                                                 400,000            100,000
8518 Ruette Monte Carlo
La Jolla, California  92037

MAYFIELD ASSOCIATES FUND III                                                      15,385              3,846
2800 Sand Hill Road, Suite 250
Menlo Park, California 94025

                                     A-3.


INVESTOR                                                                        SHARES             WARRANTS
-----------------------------------------------------------------------------------------------------------

MAYFIELD VIII                                                                    292,307             73,076
2800 Sand Hill Road, Suite 250
Menlo Park, California  94025

PATHO TRUST                                                                      144,615             36,153
Mayfield Fund
2800 Sand Hill Road, Suite 250
Menlo Park, California  94025


HUTTON LIVING TRUST                                                               15,384              3,846
Mayfield Fund
2800 Sand Hill Road, Suite 250
Menlo Park, California  94025

WALDEN-SBIC, L.P.                                                                 72,400             18,100
750 Battery Street, 7th Floor
San Francisco, California 94111

WIIG-GLOBAL VENTURES PTE. LTD.                                                    21,719              5,429
750 Battery Street, 7th Floor
San Francisco, California 94111

INTERNATIONAL VENTURES CAPITAL                                                    14,480              3,620
INVESTMENT CORP.
750 Battery Street, 7th Floor
San Francisco, California 94111

PACVEN WALDEN VENTURES IV, L.P.                                                  195,450             48,862
750 Battery Street, 7th Floor
San Francisco, California 94111

PACVEN WALDEN VENTURES IV                                                          3,643                910
ASSOCIATES FUND, L.P.
750 Battery Street, 7th Floor
San Francisco, California 94111

INTERWEST PARTNERS IV, L.P.                                                      298,336             74,584
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, California 94025

                                     A-4.


INVESTOR                                                                        SHARES             WARRANTS
-----------------------------------------------------------------------------------------------------------

INTERWEST INVESTORS VI, L.P.                                                       9,354              2,338
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, California 94025

GENECHEM TECHNOLOGIES VENTURE FUND, L.P.                                         307,692             76,923
1001, de Maisonneuve, West
Suite 920
Montreal, Quebec H3A 3C8
Canada

TECHAMP INTERNATIONAL, L.P.                                                      307,692             76,923
AM Pappas & Associates
Headquarters Park - Beta Bldg.
Suite 420
2222 Chapel Hill - Nelson Highway
Durham, NC  27713

KOFFLER FAMILY, LIMITED PARTNERSHIP                                              230,769             57,692
One Providence Washington Plaza
Providence, RI  02903

RICHARD J. BORNSTEIN                                                              61,538             15,384
2 Sloans Curve Drive
Palm Beach, Florida  33480

TERRI CHERNICK                                                                   123,076             30,769
1131 Las Alteras Road
Santa Barbara, California 93103

BEAR PAW CAPITAL LLC                                                             212,307             53,076
The Koffler Group
One Providence Washington Plaza
Providence, RI  02903

THE SEARS LIVING TRUST DTD 3/11/91                                                38,461              9,615
c/o Lowell Sears
Sears Capital Management, Inc.
70 Cheyenne Point
Portola Valley, CA  94028-7623

                                     A-5.


INVESTOR                                                                        SHARES             WARRANTS
-----------------------------------------------------------------------------------------------------------

COMDISCO INC.                                                                    153,846             38,461
6111 North River Road
Rosemont, IL  60018
Attn:  Venture Group

PACIFIC VENTURE GROUP II, L.P.                                                   597,260            149,315
114 Pacifica, Suite 270
Irvine, CA 92618
Attention:  Ralph Sabin

PVG ASSOCIATES II, L.P.                                                           18,124              4,531
114 Pacifica, Suite 270
Irvine, CA 92618
Attention:  Ralph Sabin

U.S. BANCORP PIPER JAFFRAY ECM FUND I, LLC                                       615,384            153,846
800 Nicollet Mall, Suite 800
Minneapolis, MN  55402
Attn:  Greg Geesman
       Senior Business Analyst

STELIOS PAPADOPOULOS                                                             153,846             38,461
3 Somerset Drive South
Great Neck, NY  10020

ALEXANDRIA REAL ESTATE EQUITIES, L.P.                                             76,923             19,230
135 North Los Robles Avenue, Suite 250
Pasadena, CA 91101

THE POLINSKY FAMILY TRUST                                                         76,923             19,230
1705 El Camino Del Teatro
La Jolla, CA 92037

THE VAPNEK LIVING TRUST                                                           50,000             12,500
414 Plaza Rubio
Santa Barbara, CA 93103

GOLDBERG FAMILY TRUST UTD 5/8/80                                                 169,231             42,307
6194 La Fremontia
Rancho Santa Fe, CA  92067

                                     A-6.


INVESTOR                                                                        SHARES             WARRANTS
-----------------------------------------------------------------------------------------------------------

SCHNEIDER TRUST, UTD 1/30/99                                                      30,800              7,700
2758 Bordeaux Avenue
La Jolla, CA  92037

MAARTEN CHRISPEELS                                                                30,770              7,692
UCSD
Dept. of Biology
9500 Gilman Drive
La Jolla, CA  92093-0116

THE BROWN FAMILY TRUST                                                           153,846             38,461
Utonica
11250 El Camino Real
San Diego, CA  92130

DENNIS A. MCCONNELL LIVING TRUST                                                  76,923             19,230
P.O. Box 920
La Jolla, CA 92038

WILLIAM HUSIC                                                                     30,769              7,692
57 Fairway Crossing
Glastonbury, CT 06033

YALTA INVESTMENTS, L.P.                                                           30,769              7,692
443 Tennyson Avenue
Palo Alto, CA 94301
Attn:  Lev J. Leytes

SENVEST INTERNATIONAL LLC                                                         76,923             19,230
1140 de Maisonneuve Ouest
Montreal, QC  H3A 1M8

SENVEST MASTER FUND L.P.                                                          46,153             11,538
1140 de Maisonneuve Ouest
Montreal, QC  H3A 1M8

ROBERT MASHAAL                                                                    30,769              7,692
5861 Ravenswood
La Jolla, CA  92037


                                     A-7.


INVESTOR                                                                        SHARES             WARRANTS
-----------------------------------------------------------------------------------------------------------

COOPER HILL PARTNERS, LLC                                                        615,384            153,846
230 Park Avenue, 20th Floor
New York, NY 10169

INCYTE GENOMICS, INC.                                                            615,384            153,846
3160 Porter Drive
Palo Alto, CA 94304

CERTAIN HOLDERS OF COMMON SHARES:
--------------------------------------------------------------------------
Dr. Harry Hixson                                                               1,200,000

Judith W. Zyskind, Ph.D.                                                         880,000

R. Allyn Forsyth, Ph.D.                                                          345,000

J. Gordon Foulkes                                                                500,000


                                     A-8.